T. Rowe Price Spectrum Fund, Inc.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

Supplement to prospectus dated May 1, 2007

Table 3 on page 8 of the prospectus is replaced with the table below. This new table is a more streamlined presentation of the funds` expenses; it does not reflect any changes in the expenses paid by shareholders.

Table 3  Fees and Expenses of the Funds*
Fund	Redemption feea	Management fee	Other expenses b	Acquired fund fees and expenses	Total annual fund operating expenses

Income	—	0.00%	0.00%	0.70%	0.70%
Growth	—	0.00	0.00	0.81	0.81
International	2.00%	0.00	0.00	0.97	0.97

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

aOn shares purchased and held for 90 days or less (details under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds).

bThe expenses of each Spectrum Fund are expected to be borne by the underlying funds in which they invest. Please see "How are fund expenses determined?" in Section 3.

The date of this supplement is December 26, 2007.

C08-041 12/26/07